LONG-TERM INVESTMENTS, NET - Long term investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
LONG-TERM INVESTMENTS, NET
Equity investments without readily determinable fair values	¥ 17,137	$ 2,626	¥ 43,824
Equity method investments	116,667	17,880	124,116
Available-for-sale debt investments	1,713	263	1,713
Long term investments	¥ 135,517	$ 20,769	¥ 169,653